SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

               Date of Earliest Event Reported: September 4, 2002

                         ENVIRONMENTAL SAFEGUARDS, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                         000-21953              87-0429198
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


                        2600 South Loop West, Suite 645
                              Houston, Texas 77054
          (Address of principal executive offices, including zip code)

                                 (713) 641-3838
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

On September 4, 2002, we issued a press release about our filing of an application to delist our common stock listing on the American Stock Exchange. We filed the application with the Securities and Exchange Commission and we notified the American Stock Exchange. A copy of the press release is attached hereto as Exhibit 99.1. The Commission will advise of when the delisting will become effective. Our intention is to obtain a listing on the OTCBB.

Item 7.  Financial Statements and Exhibits

(a)  Financial Statements

None.

(b)  Exhibits
99.1 Press  Release


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ENVIRONMENTAL SAFEGUARDS, INC.



                             (signed)
                                     ------------------------------

                             by:  /s/ James S. Percell, President
Date: September 4, 2002           James S. Percell, President


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